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Exhibit 99.1

Forward-looking Statements

        When used anywhere in this document, the words expects, believes, anticipates, estimates, and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein may include statements addressing future financial and operating results of Pharmacopeia. Pharmacopeia has based these forward-looking statements on its current expectations about future events. Such statements are subject to risks and uncertainties including, but not limited to, the successful implementation of Pharmacopeia's strategic plans, the acceptance of new products, the obsolescence of existing products, the resolution of existing and potential future patent issues, additional competition, changes in economic conditions, and other risks described in documents Pharmacopeia has filed with the Securities and Exchange Commission, including its most recent report on Form 10-K and subsequent reports on Form 10-Q. All forward-looking statements in this document are qualified entirely by the cautionary statements included in this document and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in this document. These forward-looking statements speak only as of the date of this document. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Science and technology to accelerate
drug discovery
and chemical development

Drug Discovery Process

Drug Discovery Services

Drug Discovery Software Products

Pharmacopeia Highlights

  •
  2001 revenue of $ 122-million

  •
  Drug discovery pipeline

  •
  Collaborations with 16 biopharmaceutical companies

  •
  Market leadership in technical and scientific software

  •
  Cash of $ 144-million at June 30, 2002

Drug Discovery Pipeline

Intellectual Capital

  Over 160 patents filed with 67 issued

  •
  Chemistry — 92

  •
  Biology — 29

  •
  Engineering — 36

  •
  Software — 5

  More than 70 PhDs of 140 technical staff

Drug Discovery Collaborations

AMGEN

NOVARTIS

Organon

PHARMACIA

AstraZeneca

AMERICA OTSUKA PHARMACEUTICALS

DAIICHI
Daiichi Pharmaceutical Corporation

Progenics
Pharmaceuticals, Inc.

Schering-Plough

Roche

Takeda
TAKEDA CHEMICAL INDUSTRIES, LTD.

Mitsubishi Pharma Corporation

Bristol-Myers Squibb Company

Boehringer
Ingelheim

Drug Discovery Science & Technology

  Medicinal chemistry

  Biology

    •
    novel assay development

    •
    ultra high-throughput screening

    •
    secondary assays

    •
    in vitro pharmacology

  Proprietary combinatorial chemistry

    •
    ECLiPS™

  In silico predictive tools

    •
    absorption, solubility, stability

    •
    blood brain barrier penetration

Accelrys Scientific Software

• Modeling and Simulation • Cheminformatics • Bioinformatics	For biopharmaceutical and diversified chemical companies

Accelrys — Modeling and Simulation

  Leading software provider

    •
    Structural biology

    •
    Rational drug design

  Integrated project management & modeling

    •
    Target identification and characterization

    •
    Lead definition and optimization

    •
    Candidate evaluation

Accelrys — Cheminformatics

  Technology, tools, data content

    •
    Data management for chemistry and HTS

    •
    Chemistry-enabled productivity tools

    •
    Decision support and analysis

    •
    Chemical databases

Accelrys — Bioinformatics

  Market leader

    •
    DNA sequence analysis, annotation & reporting

    •
    Secure data management

    •
    Access to core discovery databases

Accelrys — Materials Science

Accelrys Discovery Studio™ Platform

Project data and workflow
Sequence Analysis Tools Wisconsin Package etc.			Protein Modeling Insight II, CHARMm, etc.			Accord for Excel DIVA, HTS etc.
RNA	DNA	Genes	AA	3D	Props	2D	Assays
SeqStore Oracle 8i		AtlasBase™ (AtlasStore) Oracle 8i			Accord / RS3 Oracle 8i
Bioinformatics		Modeling & Simulation		Cheminformatics		Biology & Experimentation

Accelrys Customers

  •
  All major pharmaceutical companies

  •
  Most leading biotechnology companies

  •
  90% of the world's largest chemical companies

  •
  Major government laboratories worldwide

  •
  Academic customers and collaborators

Pharmacopeia Revenue

2002 and 2003 Focus

  Accelrys

  •
  Improve profitability and operational efficiency

  •
  New product introductions

  •
  Extend market leadership to new segments

  Drug Discovery

  •
  Increase collaborations

  •
  Expand discovery offerings

  •
  Achieve breakeven and grow pipeline

Investment Summary

  •
  Market leadership

  •
  Science and technology

  •
  Drug discovery pipeline potential

  •
  Cash at $144 million and no debt

  •
  Focus on profitability

QuickLinks

  Exhibit 99.1